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                                  EXHIBIT 10.44

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                          PETRO STOPPING CENTERS, L.P.
                           PETRO FINANCIAL CORPORATION

                                   AS ISSUERS,

                                       AND

                         U.S. BANK NATIONAL ASSOCIATION

                                 AS SUCCESSOR TO

                      STATE STREET BANK AND TRUST COMPANY,

                                   AS TRUSTEE

                      ------------------------------------

                          SECOND SUPPLEMENTAL INDENTURE

                          DATED AS OF FEBRUARY 9, 2004

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                          10 1/2% SENIOR NOTES DUE 2007

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     This SECOND SUPPLEMENTAL INDENTURE is dated as of February 9, 2004, among
Petro Stopping Centers, L.P., a Delaware limited partnership (the "Company"), and Petro Financial Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("PFC" and, together with the Company, the "Issuers"), as Issuers, and U.S. Bank National Association, a national banking association, as successor to State Street Bank and Trust Company, a Massachusetts trust company, as Trustee (the "Trustee").

     WHEREAS, the Issuers and the Trustee entered into an Indenture, dated as of January 30, 1997, as amended by the Supplemental Indenture, dated July 23, 1999 (the "Indenture"), pursuant to which the Issuers issued 10 1/2% Senior Notes due 2007, which were subsequently exchanged for substantially identical 10 1/2% Senior Notes due 2007 that were registered under the Securities Act of 1933 (the "Notes") (capitalized terms used herein without definition have the respective meanings given to them in the Indenture);

     WHEREAS, concurrently with the execution and delivery of this Second Supplemental Indenture, the Issuers are conducting a tender offer and consent solicitation with respect to the Notes (the "Tender Offer");

     WHEREAS, pursuant to the terms of the Tender Offer, the Issuers have accepted Notes which were validly tendered (an not validly withdrawn) on or prior to January 28, 2004 (the "Total Consideration Notes"); and

     WHEREAS, in accordance with Section 8.2 of the Indenture, the Issuers and the Trustee have obtained the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes to the amendments to the Indenture set forth in this Second Supplemental Indenture;

     NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuers and the Trustee covenant and agree for the benefit of each other and for the equal and proportionate benefit of the respective Holders of the Notes as follows:

                                    ARTICLE I

     Section 1.01 Defined Terms. The following terms shall have the meaning specified below when used in this Supplemental Indenture:

     "Initial Payment Date" shall mean the first date on which Holders receive payment with respect to the Total Consideration Notes in connection with the Tender Offer.

     Section 1.02 Supplemental Indenture is a Supplement to the Indenture. This Second Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

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                                   ARTICLE II

     Section 2.01 Amendments to the Indenture. Effective as of the Initial Payment Date:

          (a) Paragraph (b) of Section 4.2 "SEC Reports" of the Indenture shall be deleted in its entirety;

          (b) Section 4.5 "Taxes" of the Indenture shall be deleted in its entirety;

          (c) Section 4.6 "Limitation on Debt" of the Indenture shall be deleted in its entirety;

          (d) Section 4.7 "Limitation on Issuance and Sale of Capital Interests in Restricted Subsidiaries" of the Indenture shall be deleted in its entirety;

          (e) Section 4.8 "Limitation on Restricted Payments" of the Indenture shall be deleted in its entirety;

          (f) Section 4.10 "Limitation on Transactions with Affiliates" of the Indenture shall be deleted in its entirety;

          (g) Section 4.11 "Limitations on Liens" of the Indenture shall be deleted in its entirety;

          (h) Section 4.12 "[Intentionally Omitted]" of the Indenture shall be deleted in its entirety;

          (i) Section 4.13 "Limitation on Creation of Unrestricted Subsidiaries" of the Indenture shall be deleted in its entirety;

          (j) Section 4.14 "Limitation of Dividends and Other Payments Affecting Restricted Subsidiaries" of the Indenture shall be deleted in its entirety;

          (k) Section 4.15 "Limitation on Sale and Leaseback Transactions" of the Indenture shall be deleted in its entirety;

          (l) Section 4.16 "Payments for Consent" of the Indenture shall be deleted in its entirety;

          (m) Section 4.17 "Partnership and Corporate Existence" of the Indenture shall be deleted in its entirety;

          (n) Section 4.19 "Maintenance of Office or Agency" of the Indenture shall be deleted in its entirety;

          (o) Section 4.20 "Maintenance of Properties and Insurance" of the Indenture shall be deleted in its entirety; and

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          (p)  Paragraphs (7) and (8) of Section 6.1 "Events of Default" of the
Indenture shall be deleted in their entirety.

                                   ARTICLE III

     Section 3.01 Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed and shall remain in full force and effect accordance with their terms.

     Section 3.02 Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Second Supplemental Indenture. This Second Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

     Section 3.03 The Trustee has accepted the amendment of the Indenture effected by this Second Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, and without limiting the generality of the forgoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuers, or for or with respect to (a) the validity or sufficiency of this Second Supplemental Indenture or any of the terms or provisions hereof,
(b) the proper authorization hereof by the Company or PFC by corporate action or otherwise, (c) the execution hereof by the Issuers, (d) the consequences (direct or indirect and whether deliberant or inadvertent) of any amendment herein provided for, and (e) the validity or sufficiency of the solicitation or the consent solicitation materials or procedure in connection therewith.

     Section 3.04 THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW RULES. THE ISSUERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECOND SUPPLEMENTAL INDENTURE, THE INDENTURE AND THE NOTES, AND IRREVOCABLY ACCEPTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE ISSUERS IRREVOCABLY WAIVE TO THE FULLEST EXTENT THAT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT

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HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE
RIGHTS OF THE TRUSTEE OR ANY HOLDER OF THE NOTES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMPEL LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ISSUERS IN ANY OTHER JURISDICTION.

     Section 3.05 The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.


                           [Signature Page to Follow]


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     IN WITNESS WHEREOF, the parties have caused this Second Supplemental
Indenture to be duly executed as of the date and year first written above.

                                          PETRO STOPPING CENTERS, L.P.


                                          By:
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                                              J. A. Cardwell, Sr.
                                              Chief Executive Officer

                                          PETRO FINANCIAL CORPORATION


                                          By:
                                              ----------------------------------
                                              J. A. Cardwell, Sr.
                                              President

U.S. BANK NATIONAL ASSOCIATION, A
NATIONAL BANKING ASSOCIATION, AS
SUCCESSOR TO STATE STREET BANK AND
TRUST COMPANY, as Trustee


By:
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Name:
      --------------------------------
Title:
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                 Signature Page to Second Supplemental Indenture